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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 20, 1997


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"),
                 Series 1996-4, Series 1997-1 and Series 1997-2
           -----------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (formerly known as "The Chase Manhattan Bank (USA)")
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



  United States                 33-40006                  22-2382028
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)


         802 Delaware Avenue, Wilmington, Delaware     19801
         -----------------------------------------   ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (302) 575-5050


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Item 5.  Other Events.
         -------------

     On or about October 15, 1997 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and
The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4, Series 1997-1, and Series 1997-2 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits
            --------

            Exhibit No.           Description
            -----------            -----------

              20.1 Monthly Reports with respect to the October 15, 1997 distribution


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK,
                                                 AS SERVICER


                                                 By: /s/Frank A. DeGenova
                                                    ---------------------
                                                 Name:  Frank A. DeGenova
                                                 Title: Vice President

Dated:  October 20, 1997

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                               INDEX TO EXHIBITS
                               -----------------


           Exhibit No.                 Description
           ----------                  -----------

            20.1                  Monthly Reports with respect to the
                                  October 15, 1997 distribution